UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/30/2014

Item 1.   Schedule of Investments.

STATEMENT OF INVESTMENTS    May 30, 2014*    Unaudited

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—16.6%
Auto Components—1.0%
Magna International, Inc.	470,120	$48,102,678

Hotels, Restaurants & Leisure—1.6%
Chipotle Mexican Grill, Inc.[1]	110,380	60,387,794
Wynn Resorts Ltd.	93,570	20,114,743

		80,502,537

Household Durables—1.1%
Harman International Industries, Inc.	502,140	52,739,764

Internet & Catalog Retail—2.5%
Amazon.com, Inc.[1]	119,140	37,237,207
Priceline.com, Inc. (The)[1]	11,630	14,870,467
TripAdvisor, Inc.[1]	756,880	73,546,030

		125,653,704

Media—7.2%
Time Warner, Inc.	1,281,222	89,467,732
Twenty-First Century Fox, Inc., Cl. B	3,699,050	127,469,263
Walt Disney Co. (The)	1,705,144	143,249,148

		360,186,143

Specialty Retail—1.9%
Tiffany & Co.	568,219	56,486,651
TJX Cos., Inc. (The)	699,872	38,108,030

		94,594,681

Textiles, Apparel & Luxury Goods—1.3%
Nike, Inc., Cl. B	605,496	46,568,697
VF Corp.	286,480	18,053,970

		64,622,667

Consumer Staples—6.5%
Beverages—2.2%
Brown-Forman Corp., Cl. B	683,010	63,294,537
SABMiller plc	861,880	48,011,689

		111,306,226

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	271,635	31,515,093
CVS Caremark Corp.	1,445,070	113,177,882

		144,692,975

	Shares	Value
Food Products—1.4%
Hershey Co. (The)	715,250	$69,622,435

Energy—5.7%
Energy Equipment & Services—1.4%
Halliburton Co.	535,430	34,610,195
Oceaneering International, Inc.	462,050	33,290,703

		67,900,898

Oil, Gas & Consumable Fuels—4.3%
Antero Resources Corp.[1]	493,000	30,319,500
Cimarex Energy Co.	252,550	32,611,781
EOG Resources, Inc.	951,440	100,662,352
Pioneer Natural Resources Co.	247,210	51,953,654

		215,547,287

Financials—5.9%
Capital Markets—3.2%
Ameriprise Financial, Inc.	340,750	38,371,857
Charles Schwab Corp. (The)	1,478,470	37,272,229
Invesco Ltd.	1,268,350	46,548,445
Northern Trust Corp.	620,060	37,451,624

		159,644,155

Consumer Finance—0.9%
Discover Financial Services	774,410	45,790,864

Insurance—1.8%
Aon plc	989,180	88,966,849

Health Care—22.1%
Biotechnology—11.5%
Biogen Idec, Inc.[1]	694,910	221,933,407
Celgene Corp.[1]	607,806	93,012,552
Gilead Sciences, Inc.[1]	2,345,800	190,502,418
Vertex Pharmaceuticals, Inc.[1]	952,760	68,846,438

		574,294,815

Health Care Technology—0.9%
Cerner Corp.[1]	879,040	47,512,112

Life Sciences Tools & Services—1.5%
Thermo Fisher Scientific, Inc.	637,080	74,481,023

Pharmaceuticals—8.2%
Actavis plc[1]	421,510	89,166,225
Allergan, Inc.	262,690	43,990,067

1    OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Bristol-Myers Squibb Co.	1,601,363	$79,651,796
Perrigo Co. plc	386,720	53,444,704
Pfizer, Inc.	2,082,210	61,695,882
Roche Holding AG	93,638	27,626,677
Valeant Pharmaceuticals International, Inc.[1]	393,438	51,623,000

		407,198,351

Industrials—8.0%
Aerospace & Defense—1.3%
B/E Aerospace, Inc.[1]	557,410	53,929,417
Precision Castparts Corp.	39,610	10,020,538

		63,949,955

Building Products—0.6%
Allegion plc	554,603	29,055,651

Commercial Services & Supplies—1.0%
Tyco International Ltd.	1,132,090	49,404,408

Electrical Equipment—0.9%
AMETEK, Inc.	856,360	45,455,589

Machinery—3.9%
Caterpillar, Inc.	611,680	62,532,047
Pall Corp.	562,310	47,650,149
Parker Hannifin Corp.	541,330	67,790,756
Pentair Ltd.	247,310	18,459,218

		196,432,170

Trading Companies & Distributors—0.3%
United Rentals, Inc.[1]	170,290	17,207,804

Information Technology—29.8%
Communications Equipment—1.4%
Cisco Systems, Inc.	2,883,960	71,003,095

Internet Software & Services—9.2%
Facebook, Inc., Cl. A1	3,346,470	211,831,551
Google, Inc., Cl. A1	153,407	87,695,112
Google, Inc., Cl. C1	116,277	65,229,071
LinkedIn Corp., Cl. A1	578,395	92,595,256

		457,350,990

IT Services—5.6%
Alliance Data Systems Corp.[1]	58,360	14,943,078
FleetCor Technologies, Inc.[1]	401,170	50,711,900

	Shares	Value
IT Services (Continued)
MasterCard, Inc., Cl. A	1,596,320	$122,038,664
Visa, Inc., Cl. A	428,609	92,078,071

		279,771,713

Software—3.9%
Autodesk, Inc.[1]	1,822,270	95,432,280
Oracle Corp.	1,438,690	60,453,754
ServiceNow, Inc.[1]	191,130	9,998,010
Splunk, Inc.[1]	134,040	5,610,915
Workday, Inc., Cl. A1	312,020	24,453,007

		195,947,966

Technology Hardware, Storage & Peripherals—9.7%
Apple, Inc.	516,764	327,111,612
EMC Corp.	3,491,100	92,723,616
Western Digital Corp.	689,330	60,557,640

		480,392,868

Materials—3.9%
Chemicals—3.9%
Dow Chemical Co. (The)	1,267,660	66,070,439
Methanex Corp.	578,250	33,018,075
PPG Industries, Inc.	465,060	93,760,747

		192,849,261

Total Common Stocks (Cost $3,556,573,259)		4,912,181,634

Investment Company—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $51,091,344)	51,091,344	51,091,344

Total Investments, at Value (Cost $3,607,664,603)	99.5%	4,963,272,978

Assets in Excess of Other Liabilities	0.5	22,880,259

Net Assets	100.0%	$4,986,153,237

2     OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments

*	May 30, 2014 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1.	Non-income producing security.
2.	Rate shown is the 7-day yield as of May 30, 2014.
3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares May 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	82,389,901	810,883,560	842,182,117	51,091,344

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$51,091,344	$55,487

a.	August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See accompanying Notes.

3    OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS    May 30, 2014    Unaudited

Oppenheimer Capital Appreciation Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

4     OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS        Unaudited / Continued

Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

5     OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS        Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

6     OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS        Unaudited / Continued

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$826,402,174	$—	$—	$826,402,174
Consumer Staples	277,609,947	48,011,689	—	325,621,636
Energy	283,448,185	—	—	283,448,185
Financials	294,401,868	—	—	294,401,868
Health Care	1,075,859,624	27,626,677	—	1,103,486,301
Industrials	401,505,577	—	—	401,505,577
Information Technology	1,484,466,632	—	—	1,484,466,632
Materials	192,849,261	—	—	192,849,261
Investment Company	51,091,344	—	—	51,091,344

Total Assets	$4,887,634,612	$75,638,366	$—	$4,963,272,978

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted below. The primary difference between

7    OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS        Unaudited / Continued

Federal Taxes (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,608,220,676

Gross unrealized appreciation	$1,402,381,236
Gross unrealized depreciation	(47,328,934)

Net unrealized appreciation	$1,355,052,302

8    OPPENHEIMER CAPITAL APPRECIATION FUND

Item 2.   Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.   Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	7/9/2014